STEWARD FUNDS
Steward Large Cap Enhanced Index Fund
Steward Small-Mid Cap Enhanced Index Fund
Steward Global Equity Income Fund
Steward International Enhanced Index Fund
 Steward Select Bond Fund
(“Funds”)

Supplement dated December 2, 2011
To Prospectus and Statement of Additional Information dated August 4, 2011

Shareholders of each Fund have approved all proposals contained in the Funds’ proxy statement mailed to shareholders in late October, 2011.  The approved proposals are described below.

1.
Shareholders of Steward Large Cap Enhanced Index Fund, Steward Global Equity Income Fund and Steward International Enhanced Index Fund each approved a new investment advisory contract with Capstone Asset Management Company (“CAMCO”).  The new advisory contract, has terms that are substantially the same as the current investment advisory agreements for each Fund except for (1) its date of commencement and term, (2) the fact that the new agreement is a single agreement for all the Funds, rather than the current three separate, substantially identical agreements and (3) the clarification that share redemption expenses are borne by the Funds.  The fee schedules for each Fund are the same under the new agreement as under the current agreement.

2.
Shareholders of Steward Small-Mid Cap Enhanced Index Fund approved a new investment advisory agreement that contains substantially similar provisions for investment advisory services as are contained in the current agreement except that:

a.	the new agreement also covers the other Funds;
b.
the new agreement does not include provisions for administration services and fees.  Administration services and fees are contained in a separate administration agreement with CFS Consulting Services, LLC, a CAMCO affiliate, which agreement was also approved by the shareholders of Steward Small-Mid Cap Enhanced Index Fund.  The administration agreement also covers the other Funds and provides for services of the same nature and quality as the administrative services provided under the current investment advisory agreement.

c.
the new investment advisory agreement provides that the adviser shall not be required to bear expenses of distribution and sale of Fund shares to the extent that such expenses are assumed by the Fund’s principal underwriter or some other party, or to the extent that such expenses are paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The adviser will be required to pay such of the foregoing sales expenses as are not assumed or required to be paid by the principal underwriter or some other party or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.

d.
the new investment advisory agreement eliminates provisions that are no longer relevant or that have no material implications, so that it is preferable to use the wording contained in the agreement used for the other Funds.

The fee schedules for each Fund under the new investment advisory agreement are the same as those for investment advisory services under the current investment advisory agreement for each Fund.  The fees for Steward Small-Mid Cap Enhanced Index Fund for administrative services under the new administration agreement are the same as that Fund pays for administration services under the current investment advisory agreement.

3.	Shareholders of the Funds elected the following persons as Directors:

Edward L. Jaroski
John M. Briggs
William H. Herrmann, Jr.
James F. Leary
Leonard B Melley, Jr.
John R. Parker

Each of the Directors, except Mr. Jaroski, is an independent Director.  All the Directors except Mr. Herrmann were previously Directors of the Funds.

The new investment advisory agreements for each of the Funds, and the new administration agreement for Steward Small-Mid Cap Enhanced Index Fund, will take effect when a change of control of Capstone Financial Services, Inc. (“CSFI”), the parent company of CAMCO is deemed to occur.  Edward L. Jaroski and Dan Watson, the founders of CSFI, are currently deemed, under applicable law, to control that company because each owns over 25% of the outstanding voting securities of CSFI.  In January, 2012, Mr. Watson is expected to sell all his shares of CSFI to Steward Financial Holdings, Inc. and Mr. Jaroski will convert his voting shares to shares with lesser voting rights.  As a result of these transactions, Steward Financial Holdings, Inc., which is already a shareholder of CSFI, will hold sufficient voting shares of CSFI to be deemed to have control and Messrs. Jaroski and Watson will no longer be deemed to have control.  Under applicable law, this change of control of CSFI, and thus of CAMCO, requires that the Funds’ investment advisory agreements terminate.  At this time, the new advisory agreements and the new administration agreement described above, which have now been approved by shareholders of the Funds, will take effect.  The CSFI share ownership changes described above are not expected to change the operations of CAMCO or the Funds in any material way.

Steward Financial Holdings, Inc. (“SFH”), 1661 N. Boonville Avenue, Springfield, MO 65803-2751, is a holding company.  SFH is a wholly owned, for profit subsidiary, of AG Financial Services Group (AGFSG).  AGFSG was organized by the Assemblies of God Church in 1998.